EXHIBIT 10.11


                             BONDING SUPPORT LETTER

June 30, 2005

Windswept Environmental Group, Inc.
Trade-Winds Environmental Restoration Inc.
100 Sweenydale Avenue
Bay Shore, New York  11706

Laurus Master Fund, Ltd.
c/o Laurus Capital Management, LLC
825 Third Avenue, 14th Floor
New York, New York, 10022


         The undersigned, Michael O'Reilly, hereby agrees to provide a personal guaranty in favor of a bonding underwriter utilized by Windswept Environmental Group, Inc. (the "Company"), Trade-Winds Environmental Restoration Inc., a wholly owned subsidiary of the Company ("Trade-Winds"), or their affiliates in a form reasonably acceptable to such bonding underwriter in order to facilitate the procurement by the Company, Trade-Winds or any of their affiliates from it of guarantee, surety and performance bonding support, as described in Section
3.3 of the Securities Purchase Agreement, dated June 30, 2005, by and between Laurus Master Fund, Ltd. ("Laurus") and Windswept Environmental Group, Inc. (the "Company"). I further hereby agree to provide such personal guaranty for so long as the Secured Convertible Note, dated June 30, 2005, issued by the Company in favor of Laurus remains outstanding.

                                            /s/ Michael O'Reilly
                                        ------------------------------------
                                        Michael O'Reilly

Acknowledged by and Agreed to
as of this 30th day of June, 2005:

LAURUS MASTER FUND, LTD.


By:    /s/ David Grin
   -------------------------------
   Name: David Grin
   Title: Director